ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2012
ACCRUED LIABILITIES [Abstract]
ACCRUED LIABILITIES
14.  ACCRUED LIABILITIES

All figures in USD '000	2012	2011
Accrued Interest	1,730	184
Accrued Expenses	8,613	4,624
Accrued voyage expenses *)	–	7,834
Total as of December 31,	10,343	12,642

The increase of accrued interest as of December 31, 2012 to $1.7 million from $0.2 million as of December 31, 2011, is primarily a result of changes to timing of interest payment in connection with the 2012 Credit Facility that the Company entered into in October 2012.

The increase of accrued expenses as of December 31, 2012 to $8.6 million from $4.6 million as of December 31, 2011, is related to unpaid drydocking costs of $4.0 million that were capitalized in 2012, but are due for payment in 2013, compared to $0.3 million related to unpaid drydocking costs that were capitalized in 2011, but due for payment in 2012.

*)
As of December 31, 2011, we temporarily operated three vessels in the spot market, by the pool manager through cooperative arrangements. The accrued voyage expenses of $7.8 million represents accrued port costs, bunkers expenses and other voyage related expenses. No vessels were operated under similar arrangements as of December 31, 2012.